UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2015

Strategic Storage Growth Trust, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-193480

Maryland	46-2335760
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Strategic Storage Growth Trust, Inc. (the “Registrant”) recently filed a Registration Statement on Form S-11 (Reg. No. 333-193480) with the Securities and Exchange Commission (the “SEC”) to revise its offering of up to $1.095 billion in shares of common stock, including $95 million of shares offered under the Registrant’s distribution reinvestment plan. The Registrant is now offering two classes of shares of common stock: Class A shares of common stock, $0.001 par value per share (the “Class A Shares”) and Class T shares of common stock, $0.001 par value per share (the “Class T Shares”). In connection with the Registrant’s decision to change the designation of its common stock to Class A common stock and then reclassify a portion of its Class A common stock as Class T common stock, the Registrant has amended its charter and the agreements as described below.

The Registrant and Select Capital Corporation (the “Dealer Manager”) previously entered into the Dealer Manager Agreement and Participating Dealer Agreement, dated as of December 16, 2014. In connection with the Registrant’s decision to change the designation of its common stock to Class A Shares and then reclassify a portion of its Class A Shares as Class T Shares, the Registrant entered into Amendment No. 1 to the Dealer Manager Agreement and Participating Dealer Agreement, dated as of September 28, 2015, with the Dealer Manager (the “Amendment to the Dealer Manager Agreement”), in order to, among other things, describe the fees paid by the Registrant to the Dealer Manager on the Class A Shares and the Class T Shares. Under the Amendment to the Dealer Manager Agreement, the Registrant has agreed to pay the Dealer Manager sales commissions in the amount of 7.0% of the gross proceeds of the Class A Shares sold and 2.0% of the gross proceeds of the Class T Shares sold, plus a dealer manager fee in the amount of 3.0% of the gross proceeds of the Class A Shares and Class T Shares sold to the public. In addition, the Registrant has agreed to pay the Dealer Manager a monthly stockholder servicing fee that will accrue daily in an amount equal to 1/365th of 1% of the purchase price per share of Class T Shares sold, excluding Class T Shares sold in the distribution reinvestment plan. The Registrant will cease paying the stockholder servicing fee on any Class T Share on the earlier of (i) the date the Registrant lists its shares on a national securities exchange, the date of a merger or consolidation of the Registrant with or into another entity, or the sale or disposition of all or substantially all of the Registrant’s assets, (ii) the date at which the aggregate underwriting compensation from all sources equals 10% of the gross proceeds from the sale of both Class A Shares and Class T Shares in the primary portion of the offering (i.e., excluding proceeds from sales pursuant to the distribution reinvestment plan), (iii) the fifth anniversary of the last day of the fiscal quarter in which the initial public offering (excluding the distribution reinvestment plan offering) terminates; and (iv) the date that such Class T Share is redeemed or is no longer outstanding. The Dealer Manager may, in its discretion, re-allow to broker-dealers up to 100% of the stockholder servicing fee for services that such broker-dealers perform in connection with the distribution of Class T Shares.

Also in connection with the Registrant’s designation of its common stock to Class A Shares and then reclassification of a portion of its Class A Shares as Class T Shares, on September 28, 2015, the Registrant entered into Amendment No. 2 to the Second Amended and Restated Limited Partnership Agreement of SS Growth Operating Partnership, LP (the “Amendment to the Operating Partnership Agreement”), among the Registrant, as general partner, and the limited partners party thereto, in order to clarify: (i) that Class A partnership units will be issued in connection with Class A Shares and Class T partnership units will be issued in connection with Class T Shares; and (ii) any special allocations to classes of partnership units, including reduction of distributions of Class T partnership units to pay the stockholder servicing fee with respect to the Class T Shares.

The preceding summaries of the Amendment to the Dealer Manager Agreement and the Amendment to the Operating Partnership Agreement do not purport to be complete and are qualified in their entirety by reference to the Amendment to the Dealer Manager Agreement and the Amendment to the Operating Partnership Agreement, respectively, copies of which are filed as Exhibits 1.1 and 10.1, respectively, to Post-Effective Amendment No. 4 to the Registrant’s registration statement on September 28, 2015 and are incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in the Registrant’s charter, as indicated by the Articles of Amendment and as supplemented by the Articles Supplementary (collectively, the “Charter”), effective as of September 28, 2015, the Registrant has changed the designation of its common stock to Class A Shares and then reclassified a portion of its Class A Shares as Class T Shares. The Registrant filed Post-Effective Amendment No. 3 to its registration statement on August 27, 2015 and Pre-Effective Amendment No. 1 to Post-Effective Amendment No. 3 to its registration statement on September 24, 2015 in order to offer both classes of shares of its common stock as part of its public offering. Post-Effective Amendment No. 3 to the Registrant’s registration statement offering Class A Shares and Class T Shares of its common stock was declared effective on September 28, 2015. The Class A Shares and Class T Shares have similar voting rights and rights upon liquidation, although distributions are expected to differ to pay the stockholder servicing fee associated with the Class T Shares.

The foregoing description of the designation of the Registrant’s common stock to Class A Shares and then reclassification of a portion of the Registrant’s Class A Shares as Class T Shares is qualified in its entirety by reference to the Articles of Amendment and Articles Supplementary, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to Post-Effective Amendment No. 4 to the Registrant’s registration statement on September 28, 2015 and are incorporated by reference herein.

Item 8.01. Other Events.

Amendment to the Distribution Reinvestment Plan

On August 26, 2015, the Registrant’s board of directors approved the Amended and Restated Distribution Reinvestment Plan, which will replace its current distribution reinvestment plan. The Amended and Restated Distribution Reinvestment Plan establishes the price for Class A Shares and Class T Shares purchased through the Amended and Restated Distribution Reinvestment Plan. The Amended and Restated Distribution Reinvestment Plan is effective as of October 9, 2015. This Current Report on Form 8-K serves as the 10-day written notification of an amendment per the terms of the distribution reinvestment plan.

Forward-Looking Statement

This Current Report on Form 8-K contains forward-looking statements (such as those with respect to the payment of fees or distributions) that are based on the Registrant’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, risks associated with future economic, competitive and market conditions, future business decisions and those risks set forth in the Registrant’s prospectus and other filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE GROWTH TRUST, INC.

Date: September 29, 2015	By:	/s/ Michael S. McClure

Michael S. McClure
Executive Vice President and Chief Financial Officer